MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investor Presentation November 2013

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “anticipate,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our periodic reports filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; political instability, acts of war or terrorism and natural disasters; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures. 2

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Company Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 A Foundation For Growth  Raised $974 million in late 2009  Completed four acquisitions in 12 months  Created meaningful scale and market share in attractive markets  Fully integrated acquired franchises into scalable operating platform  Executing on both organic and M&A strategy  Profitable since inception of banking operations¹  Successfully completed IPO 4 Stock Price / Market Cap $20.57 / $934mm Assets $5.2bn Deposits $4.0bn Loans $1.7bn Tier 1 Leverage Ratio 17.0% NBH 3Q13 Snapshot Banking Centers 97 Capital Deployed $600mm TBV / Share (Current / Current with Excess Accretable Yield¹) $18.60 / $19.192 Excess Capital (10% T1L / 8% T1L) $400mm / $475mm Note: Market data as of 14-November-13, financial information as of 30-September-13. ¹ Excludes IPO expenses. 2 3Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.59 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to goodwill. See NonGaap Recon. Company Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 NBH Management Team 5  Head of M&A and Corporate Planning, Head of Foreign Exchange and Interest Derivatives business, and Mid-Atlantic Chief Financial Officer at Citizens Financial Group Don Gaiter Chief of Acquisitions and Strategy (24 years in banking)  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chief Executive Officer (31 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (28 years in banking)  Vice Chairman and Chief Financial Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC Brian Lilly Chief Financial Officer (33 years in banking)

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 6 Accomplished Board of Directors Title Past Experience Name Frank Cahouet Chairman  Chairman, President, and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Tim Laney President / CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 7 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investment Highlights 8 Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets Expertise in Mergers and Acquisitions with Substantial Future Opportunities Operating Platform Implemented with Full Conversion of All Acquisitions Organic Growth Accelerating Attractive Low-Risk Profile Available Capital to Support Growth Experienced and Respected Management Team and Board of Directors

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 9 Attractive Footprint Bank Holding Company 2 MAPINFO SOURCE: \IBNJS002VF\BO ULEVARD11\GR APHICS\MapInfo\ Colorado - Kansas City Maps\MAP.wor OCC Charter (Single Charter) Local Branded Divisional Banks Source: SNL Financial. Ka n sas Cit y Re g io n C o lo ra d o                               IA NE KS MO Kansas City Maryville MSA Kirksville MSA St. Joseph MSA Kansas City MSA AR IL                                         CO UT AZ NM OK KS NE WY Kansas City Maryville MSA Kirksville MSASt. Joseph MSA Kansas City MSA Denver MSA Boulder MSA Colorado Springs MSA Fort Collins MSA Greeley MSA Denver TX 25 70 35 70

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 U.S. Population (mm) 313.1 2.1 2.6 4.2 Pop. Projection CAGR (‘12-’17) 0.7% 0.7%  1.4%  1.4% 2012 Median Household Inc. $50.2 K  $53.8 K  $57.5 K  $57.3 K # of Businesses (000s) - 77.0 114.9 182.7 Unemployment Rate (Aug-13) 7.3%  7.2%  6.5%  6.6 % Real GDP per Capita $42.1 K  $46.5 K  $55.5 K  $49.3 K Real GDP Growth (’05-’11) 0.48%  0.62%  1.37%  1.43 % HPI Change (’08-’12) (12.9)%  (9.7)%  (1.2)%  (2.5)% Branch Penetration (per 100k people) 30.7 36.7  26.1  27.0 Deposits per Branch ($mm) $ 88 $ 61  $ 93 $ 77 Top 3 Combined Deposit Market Share 50%  38% 53% 53%  Better Than U.S. Average Ba nk in g Kansas City, MO Denver, CO Front Range De m og ra ph ics Ec on om ics Key Statistics by MSA, 2012 Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: All data as of 2012 except unemployment rate and deposit data. “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-13. Front Range unemployment based on a weighted average of Aug-13 unemployment and YE 2012 population for each MSA. ¹ Based on U.S. Top 20 MSAs (determined by population). 10 Our Markets are Attractive 1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 2.2% 3.0% 3.6 % Bank Midwest Nationwide Branch Deals Midwest Branch deals Proven Acquirer – Unassisted and FDIC-Assisted Transactions 1.4 x 1.7 x 1.1 x 1.4 x 1.4 x Hillcrest Bank Bank of Choice Community Banks of Colorado Total Colorado Total 11 Bank Midwest Hillcrest Bank Bank of Choice CBoC Source: SNL Financial. 1 Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed. 2 Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011. 3 Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired. 4 Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset. Kansas City MSA Colorado ► Jul-2011 ► Assets: $950mm ► Deposits: $760mm ► Full-Service Branches: 16 ► FDIC / No Loss Share Bank Midwest Transaction – Deposit Premium FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage 4 ► Jul-2010 / Dec-2010 ► Assets: $2.4bn ► Deposits: $2.4bn ► Full-Service Branches: 39 ► Unassisted transaction ► Oct-2010 ► Assets: $1.4bn ► Deposits: $1.2bn ► Full Service Branches: 9 ► FDIC / Loss Share ► Oct-2011 ► Assets: $1.2bn ► Deposits: $1.2bn ► Full-Service Branches: 40 ► FDIC / Loss Share Balance Sheet Full-Serv. Transaction Accounting Impact Assets D posits Banking Capital Implied A-T Bar. A-T Accr. GW & ($mm) Acquired Assumed Ce ters Deployed P / TBV¹ Purch. Gain² Yield² Intangibles All Transactions $ 5,981 $ 5,575 104 $ 650 1.1 x $ 59 $ 181 $ 97 3 3

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 In Market Total Market Extension Markets Healthy Institutions ($500mm - $10bn) Number 63 79 142 Assets ($bn) $ 81.0 $ 119.0 $ 200.0 Deposits ($bn) $ 62.0 $ 91.0 $ 152.0 Troubled Institutions (<$10bn) Number 20 9 29 Assets ($bn) $ 12.0 $ 3.0 $ 15.0 Deposits ($bn) $ 10.0 $ 2.0 $ 12.0 Total Institutions Number 83 88 171 Assets ($bn) $ 93.0 $ 121.0 $ 215.0 Deposits ($bn) $ 72.0 $ 93.0 $ 165.0 Number of Active Acquirors 9 3 9 Source: SNL Financial. Based on regulatory information as of 30-June-13. ¹ Includes banks with Texas Ratios >100% or <0%. Texas ratio defined as (Adj. NPAs + 90s) / (TCE + LLR). ² Market Extension includes IA, MT, ND, NE, SD, and WY. ³ “Active acquirers” are defined as all banks & thrifts with a presence in each market that meet the following criteria: Total assets greater than $5bn, NPAs / Assets < 2.5%, Leverage Ratio > 8.0% and have completed 1 or more acquisitions since 31-Dec-08. Totals exclude double-counting. 12 Large Number of Acquisition Opportunities with Limited Competition Areas of Focus Future Acquisition Opportunities  Open bank transactions  Branch divestitures  Specialty businesses (asset and fee generators) 3 1 2

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 KC MSA $ 46.0 Colorado Front Range 86.1 Total $ 132.1 KC MSA $ 10.1 Colorado Front Range 22.2 Total $ 32.3 KC MSA 59.4 Colorado Front Range 155.1 Total 214.5 KC MSA 1.1 Colorado Front Range 1.8 Total 2.9 Number of Mid & Large Businesses (K) Market Deposits ($bn) Market Mortgage Outstandings ($bn) Number of Small Businesses (K) 13 Well Positioned to Capture Fair Share of Market Market Opportunity Source: SNL Financial, Hoovers D&B, and U.S. Bureau of Economic Analysis. Data as of August 1, 2012, except for deposit data which is as of 30-June-13 1. Colorado Front Range includes statistics from the Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. . Progress to Date ($mm) T im e li n e Ne w Loan Or igin a tion s  97 banking centers  58 commercial bankers BMW & Hillcrest Conversion KC New Talent Recruit / Sales Initiative BoC & CBOC Conversion CO New Talent Recruit / Sales Initiative C o n s u m e r Small Busines s C o m m e rc ia l 1 1 1 1

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 14 New Leadership Hires Treasurer M&I / Citibank Richard Newfield Chief Risk Officer Kathy Hinderhofer Chief of Integration, Tech & Operations Brian Lilly Chief Financial Officer Zsolt Bessko Chief Administrative Officer & General Counsel Tim Laney Interim President, Community Banks of Colorado Division Chief Accounting Officer Great Western Bank/ Commerce Bancshares Director of Mgmt Reporting, Planning & Analysis Jeppesen Sanderson, a Boeing company Director of Public Reporting Fifth Third Bank / CrossFirst Holdings EVP, Commercial Banking UMB Bank EVP, Consumer Banking Bank of America Chief Compliance Officer TD Bank / First Data Director of Enterprise Technology Commerce Bancshares EVP, Consumer Banking Commerce Bancshares Regional Manager M&I / Bank of America Small Business US Bank SBA Program Manager Great Western Bank Treasury Management Manager Mutual Bk of Omaha/ Guaranty Bank Director of Internal Audit M&I Director of Credit Management Bank of America Senior Credit Approval Officer Bank of America Director of Credit Review Commerce Bancshares Chief Appraiser UMB Bank Enterprise Risk Manager JP Morgan Chase Director of Loan Operations First Natl Bank of Kansas HR Director JE Dunn Construction Donald Gaiter Chief of Acquisitions & Strategy Thomas Metzger President, Bank Midwest / Hillcrest Division Light blue shading represents new hire by NBH Marketing Manager Bank of America 19 New Commercial Bankers 21 New Commercial Bankers  27 new leadership hires  58 commercial bankers, of which 44 are new hires EVP, NBH Capital Finance Colorado Business Bank 4 New Commercial Bankers EVP, NBH Gov & Non-Profit Colorado Business Bank/Wells Fargo

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 15 Accomplishments to Date  Completed four acquisitions  Established scalable, efficient operating platform to support growth  Fully integrated Kansas City and Colorado franchises  Successfully completed IPO  Established divisional branding and marketing  Consolidated bank charters  Leadership and banker hires  27 new leadership hires  58 commercial bankers, of which 44 are new hires  $1,044mm cumulative new loan originations  $434mm in 2012  $470mm YTD 2013  Initiated quarterly dividend of $0.05  Repurchased 6.9 million shares, representing 13.2% of total shares, at an average price of $19.75 per share totaling $136.7 million.  On November 7, 2013, the Board of Directors authorized a new program to repurchase up to $35mm of our common stock.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Financial Overview

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 17 Third Quarter Earnings Summary  Grew the strategic loan portfolio by $102.7 million, or 33.2% annualized, driven by $191.7 million in originations, a 13.6% quarter-over-quarter increase in originations.  Successfully exited $83.1 million, or 66.5% annualized, of the non-strategic loan portfolio.  For the first time in the short history of our Company, an important milestone related to loan growth was reached, as total loans grew $19.5 million from June 30, 2013 to September 30, 2013.  Added $15.1 million to accretable yield for the acquired loans accounted for under ASC 310-30, complemented by $0.3 million in provision reversals within that portfolio.  Credit quality of the non 310-30 loan portfolio continued to improve, with non-performing loans decreasing to 2.31% of total non 310-30 loans at September 30, 2013 from 2.63% at June 30, 2013.  Net interest margin widened 3 basis points from the second quarter of 2013 to 3.80%, driven by higher yields on loans accounted for under ASC 310-30 and lower cost of deposits.  Operating costs before the banking center closure charges and problem loan/OREO workout expenses decreased $0.2 million from the prior quarter.  Problem loan/OREO workout expenses totaled $1.6 million, improving $1.8 million from the prior quarter.  Tangible book value per share was $18.60 before consideration of the excess accretable yield value of $0.59 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $ 0.59 $18.82 $17.60 $19.55 $19.62 $19.58 $19.13 $19.19 Inception FY10 FY11 FY12 1Q13 2Q13 3Q13 TBV/Share Excess Accretable Yield Acquisition of Bank Midwest & Hillcrest Bank Acquisition of Bank of Choice Acquisition of Community Banks of Colorado $18.60 $ 16.9 $ 15.6 $ 3.0 $3.6 $3.9 0.39% 0.33% 0.29% 0.35% 0.36% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50 % FY11 FY12 1Q13 2Q13 3Q13 Adj. Net Income Adj. ROATA 18 Off to a Great Start Profitability & Adj. ROATA TBV / Share ($ in millions, except per share data) Source: SNL Financial. 1 Please refer to the appendix for a reconciliation of non-GAAP financial metrics. NBH metrics presented on an adjusted basis, which excludes stock-based compensation expense, gain or loss on sale of securities, bargain purchase gains, related acquisition expenses, IPO related expenses, and banking center closure related expenses. Financial metrics tax affected based on the effective tax rate for each period. 2 Excluding $11mm of after-tax expenses related to NBH’s IPO, 3Q12 and FY2012 net income would have been $3mm and $11mm, respectively. 3 3Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations.  Profitable since beginning of operating history 2  TBV accretive even after four acquisitions and start-up costs 2 1 1 1 3

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Covered $309 Non- Covered $204 New Originations $877 Covered $57 Non-Covered $296 19  65% of total assets are in cash, reverse repos, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity  Loan Portfolio  45% of portfolio carries acquisition fair value marks  21% is covered by FDIC loss share  29% are in accounting loans pools that are revalued quarterly Non 310-30 Loans $1,230mm 71% 310-30 Loan Pools $513mm 29% Low-Risk Balance Sheet Total Assets Marked and Covered Loan Portfolio Loans 34% Investment Securities 50% Cash & Reverse Repos 8% FDIC Indemnification Asset 1% Other Assets 7% New Originations 50% Acquisition Marked & Covered 21% Acquisition Marked 29%

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 $1,189 $711 $612 $496 $413 YE11 YE12 1Q13 2Q13 3Q13 ― ― 42% 54% 51% 2% 52% 9% (22)% 54% 14% Quarter over Quarter Growth Loan Portfolio Strategic Loan Composition (30-Sept-13) ($ in millions) High Quality and Growing Strategic Loan Portfolio Total Loans (30-Sept-13) 1 The strategic loans continue to have strong credit quality with only 0.75% in nonperforming. Loan Originations Strategic Loans Non-Strategic Loans $ 1,080 $ 1,122 $ 1,154 $1,227 $ 1,330 YE11 YE12 1Q13 2Q13 3Q13 Comm. 20% Agriculture 11% Owner Occupied 6% CRE 18% Resi 42% Consumer 3% 37% 1 20 $1,833 $1,765 $1,723 $1,743 4Q12 1Q13 2Q13 3Q13 Inflection Point

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 21 310-30 Loan Pools Accretable Yield Reclassification Life-to-Date ($mm) Provision For Loan Losses Credit Quality Improving Credit Quality of Non 310-30 Loans $ 143,077 $ (25,029) $ 118,048 Strong Loss-Share Coverage of Total NPA’s 310-30 Covered 310-30 Non- Covered Non 310-30 Covered Non 310-30 Non- covered 55% 26% 15% 4% $15.0 $9.0 $1.1 $0.7 $5.0 $19.0 $0.3 $1.0 $20.0 $28.0 $1.4 $1.7 FY2011 FY2012 1Q13 2Q13 Non-Loan Pools Loan Pools Impairment $15.0 $9.0 $1.1 $0.7 $0.8 $5.0 $19.0 $0.3 $1.0 $(0.3) $20.0 $28.0 $1.4 $1.7 $0.4 FY11 FY12 1Q13 2Q13 3Q13 Non-Loan Pools Loan Pools Impairment/Recoupment 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $50,000 $100,000 $150,000 $200,000 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 NPA's - Non-covered NPA's - Covered NPA's/Total Assets 5.49% 4.04% 3.33% 2.63% 2.31% FY11 FY12 1Q13 2Q13 3Q13 Total Nonperforming Non 310-30 Loans/Total Non 310-30 Loans

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 22 Growing Low Cost Transaction Accounts Deposit Composition Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03- 31\Excel\Deposit Composition_3.31.13.xlsx Cost of Deposits Time Maturity (30-Sept-13) ($ in millions) Rate 0.58% 0.57% 0.95% 1.66% 1.51% 1.41% Average Transaction Deposits & Repos Average Time Deposits

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 23 P&L Metrics Strong Yields on Loan Portfolio Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Adjusted metrics exclude initial public offering related expenses, bargain purchase gains, related acquisition expense, stock-based compensation expense, gain or loss on sale of securities, gain or loss in change in fair value of warrant liability, and banking center closure related expenses. The Adj Non-Interest Income/Adj Revenue Ratio also excludes FDIC Loss Share. ² Other expenses include: professional fees, other real estate owned expenses, problem loan expenses, and gain or loss from change in fair value of warrant liability. Date: 06-Feb-12 06:27:30 User: krgreen Source: \\IBNJS002VF\BOULEVARD11\R oadshow Presentation\xls\Deposit Composition_V3.xlsx (Deposits) Adjusted Non-Interest Income ¹ Adjusted Non-Interest Expense ($ in millions) Net Interest Margin 2 1 1 7.72% 9.49% 10.85% 11.14% 14.14% 8.41% 7.15% 5.93% 5.92% 5.43% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% FY11 FY12 1Q13 2Q13 3Q13 310-30 Loans Non 310-30 Loans $(4.7) $(1.8) $(1.4) $(1.8) $(5.4) $ 34.3 $ 38.5 $ 8.5 $ 9.1 $ 8.7 18.9% 15.84% 15.79% 17.04% 16.10 % FY11 FY12 1Q13 2Q13 3Q13 Adj Non-Interest Income¹ FDIC Loss Share Inc. Adj Non-Interest Income/Adj Revenue¹

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 24 Net Interest Income Sensitivity Note: Interest Rate Risk as of 30-September-2013. ¹ 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change ¹

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Looking Ahead

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 26 Organic Earnings Potential ROATA Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics ¹ Adjusted metric excludes stock-based compensation expense and banking center closure related expenses. ► Continued expense efficiencies ► Reduction in work-out expenses Hillcrest Bank 1 0.36% 1.00% - 1.25 % Target ROATA 3Q 2013 Expense Adjustments Organic Growth Run-off Acquired Portfolios Pro Forma ► Ramp-up of loan production ► Continue reducing cost of funds ► Fee business initiatives ► Higher yielding acquired loans run- off ► Loss share income

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 27 Key Long-Term Financial Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Fully Levered Targets

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Investment Highlights 28 Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets Expertise in Mergers and Acquisitions with Substantial Future Opportunities Operating Platform Implemented with Full Conversion of All Acquisitions Organic Growth Accelerating Attractive Low-Risk Profile Available Capital to Support Growth Experienced and Respected Management Team and Board of Directors

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 Appendix

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 Book Value Available-for-Sale $ 1,786 $ 1,681 $ 2,073 $ 2,055 $ 1,912 Held-to-Maturity 7 548 491 570 644 "Locked-in" Gains (HTM) 0 29 26 23 21 Total Book Value $ 1,793 $ 2,258 $ 2,590 $ 2,648 $ 2,577 Available-for-Sale Unrealized Gains (Losses) 77 37 34 (8) (22) Fair Market Value of Portfolio $ 1,870 $ 2,295 $ 2,624 $ 2,640 $ 2,555 Portfolio Yield (Spot) 3.23% 2.42% 2.12% 2.04% 2.12% Portfolio Duration 3.2 3.2 3.3 3.5 4.0 Weighted-Average Life 3.5 3.4 3.5 3.8 4.4 30 Conservative Investment Portfolio Q313 Investments by Asset Class ¹ Portfolio Summary ¹ ($ in millions) ¹ Excludes $29mm, $33mm, $33mm, $32mm, and $32mm of FHLB / FRB stock as of 31-Dec-11, 31-Dec-12, 31-Mar-13, 30-June-13, and 30-Sept-13 respectively. ² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P. Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Investments and Investments chart)  100% of portfolio AAA rated or U.S. agency backed ²  Stable duration of 4.0 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity.  $20mm in prime auto ABS is AAA rated and has duration of 0.2 years

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 Total stockholders' equity 1,089$ 1,091$ 1,087$ 1,044$ 1,031$ Less: goodw ill (60) (60) (60) (60) (60) Add: deferred tax liability related to goodw ill 2 3 4 4 4 Less: intangibles (33) (28) (26) (25) (24) Tangible common equity 998$ 1,006$ 1,004$ 964$ 952$ Total assets 6,352$ 5,411$ 5,258$ 5,221$ 5,162$ Less: goodw ill (60) (60) (60) (60) (60) Add: deferred tax liability related to goodw ill 2 3 4 4 4 Less: intangibles (33) (28) (26) (25) (24) Tangible assets 6,261$ 5,327$ 5,175$ 5,140$ 5,083$ Common book value per share calculations: Total stockholders' equity 1,089$ 1,091$ 1,087$ 1,044$ 1,031$ Divided by: Ending shares outstanding 52,158 52,328 52,315 51,377 51,213 Common book value per share 20.87$ 20.84$ 20.77$ 20.33$ 20.14$ Tangible common book value per share calculations: Tangible common equity 998$ 1,006$ 1,004$ 964$ 952$ Divided by: Ending shares outstanding 52,158 52,328 52,315 51,377 51,213 Tangible book value per share 19.13$ 19.23$ 19.20$ 18.76$ 18.60$ Total stockholders' equity to total assets 17.14% 20.16% 20.67% 20.00% 19.98% Less: impact of goodw ill and intangibles, after tax (1.20)% (1.27)% (1.26)% (1.25)% (1.24)% Tangible common equity to tangible assets 15.94% 18.89% 19.41% 18.75% 18.74% Return on average assets 0.81% (0.01)% 0.16% 0.22% 0.07% Add: impact of goodw ill and intangibles 0.01% 0.00% 0.00% 0.00% 0.00% Add: impact of core deposit intangible expense, after tax 0.06% 0.06% 0.06% 0.07% 0.07% Return on average tangible assets 0.88% 0.05% 0.22% 0.29% 0.14% Less: impact of gain on sale of securities, after tax 0.01% (0.01)% 0.00% 0.00% 0.00% Add: impact of non-IPO related stock based comp expense, after tax 0.15% 0.09% 0.07% 0.06% 0.06% Add: impact of IPO related stock based comp expense, after tax 0.00% 0.06% 0.00% 0.00% 0.00% Add: impact of IPO related expenses, after tax 0.01% 0.14% 0.00% 0.00% 0.00% Add: impact of acquisition related expenses, after tax 0.06% 0.01% 0.00% 0.00% 0.00% Add: impact of bargain purchase option, after tax (0.72)% 0.00% 0.00% 0.00% 0.00% Add: impact of branch center closure related expense, after tax 0.00% 0.00% 0.00% 0.00% 0.16% Adjusted return on average tangible assets 0.39% 0.33% 0.29% 0.35% 0.36% As of and for the Year Ended As of and for the 3-months Ended 31 Reconciliation of Non-GAAP Measures Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions)

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Page Margin 3.65 Line 3.10 Text Margin 2.70 MS / Text Margin 3.00 Line 3.45 Page Margin 3.85 Footnote Margin 4.60 NBH Colors 0 73 144 149 179 219 23 55 94 207 221 237 191 191 191 242 164 19 242 197 114 32 Reconciliation of Non-GAAP Measures (cont’d) Date: 4/18/13 User: John Mahoney Source: G:\Accounting\Financial Reporting Shared Folder\Investor Deck\2013-03-31/Excel/NBH Financials 3.31.13.xlsx (Non- GAAP Recon (Press Release)) ($ in millions) 31-Dec-11 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 Return on average equity 4.01% (0.05)% 0.78% 1.08% 0.36% Add: impact of goodw ill and intangibles, after tax 0.33% 0.00% 0.06% 0.08% 0.03% Add: impact of core deposit intangible expense, after tax 0.28% 0.32% 0.33% 0.33% 0.34% Return on average tangible equity 4.62% 0.27% 1.17% 1.49% 0.73% Non-interest income adjustments Reported non-interest income 89.5$ 37.4$ 7.2$ 7.3 3.3 Add: loss / (gain) on sale of securities 0.6 (0.7) - - - Less: bargain purchase gain (60.5) - - - - Add: FDIC loss share income 4.7 1.8 1.4 1.8 5.4 Adjusted non-interest income 34.3$ 38.5$ 8.5$ 9.1$ 8.7$ Non-interest expense 155.5$ 209.6$ 47.9$ 45.2$ 46.6$ Less: impact of stock-based compensation (12.6) (13.1) (1.4) (1.2) (1.3) Less: impact of acquisition costs (4.9) (0.9) - - - Less: impact of IPO related expenses (0.6) (8.0) - - - Less: impact of banking center closure related expenses - - - - (3.4) Adjusted non-interest expense 137.4$ 187.7$ 46.4$ 44.0$ 41.9$ Less: professional fees 13.6$ 11.2$ 1.4$ 0.9 0.8 Less: other real estate ow ned expenses 10.0 20.3 4.7 2.5 0.5 Less: problem loan expenses 4.4 8.5 2.3 0.9 1.1 Less: gain (loss) from change in fair value of w arrant liability 0.1 (1.4) (0.6) 0.3 0.4 Total other expenses 28.0$ 38.6$ 7.8$ 4.6$ 2.8$ Adjusted operating expense 109.4$ 149.1$ 38.6$ 39.4$ 39.1$ Adjusted eff iciency ratio calculation: Efficiency ratio 61.72% 84.53% 88.29% 85.05% 92.68 % Add: bargain purchase gain 20.18% 0.00% 0.00% 0.00% 0.00 % Add: gain (loss) on sale of investment securities (0.22)% 0.24% 0.00% 0.00% 0.00 % Less: impact of initial public offering related expenses (0.32)% (3.31)% 0.00% 0.00% 0.00 % Less: impact of stock-based compensation expenses (6.79)% (5.43)% (2.73)% (2.38)% (2.73)% Add: impact of acquisition costs (2.67)% (0.36)% 0.00% 0.00% 0.00 % Add: change in fair value of w arrant liabilities 0.02% 0.57% 1.19% (0.63)% (0.90)% Less: impact of banking center closure related expenses 0.00% 0.00% 0.00% 0.00% (6.94)% Adjusted efficiency ratio 71.92% 76.24% 86.75% 82.04% 82.11% As of and for the Year Ended As of and for the 3-months Ended